UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 24, 2011
Date of Report (Date of earliest event reported)

CROSS BORDER RESOURCES, INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-52738	98-0555508
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22610 US Highway 281 N., Suite 218 San Antonio, TX	78258
(Address of principal executive offices)	(Zip Code)

(210) 226-6700
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Employment Agreement with Will Gray

On March 24, 2011, Cross Border Resources, Inc. (the “Company”) entered into an Employment Agreement with Everett Willard “Will” Gray II (the “Gray Employment Agreement”) to serve as the Company’s Chairman and Chief Executive Officer.  The initial term of the Gray Employment Agreement began on January 31, 2011, and continues until January 31, 2013.  After such date, the Gray Employment Agreement automatically renews for successive one-month terms.  Under the Gray Employment Agreement, Mr. Gray is paid an annual base salary equal to $200,000 and is eligible to receive such bonuses as may be determined appropriate in the sole discretion of the Company’s Compensation Committee or Board of Directors from time-to-time without any obligation to do so.  The Company also agreed to grant to Mr. Gray an option to purchase an aggregate of six hundred fifty thousand (650,000) shares of the Company’s common stock with exercise prices ranging from $4.80 to $6.38 per share.  Mr. Gray receives a monthly automobile allowance of $1,300 and is entitled to participate in benefit plans offered by the Company.

In the event Mr. Gray is terminated without cause by the Company (other than for death or disability) during the initial two-year term or upon a change in control event during the initial two-year term or subsequent one year (defined as a Corporate Transaction in the Gray Employment Agreement), Mr. Gray will be paid the following compensation: (a) a lump sum cash payment in an amount equal to the greater of (i) one month of Mr. Gray’s annual base salary multiplied by the number of months (and partial months) remaining on the initial term, and (ii) six (6) months of his annual base salary; plus (b) a lump sum cash payment for any accrued but unused vacation through the termination date.  No severance is to be paid if Mr. Gray is terminated by the Company for cause.

In the Gray Employment Agreement, Mr. Gray has agreed to a noncompetition and nonsolicitation agreement for the two-year period following the expiration or termination of the Gray Employment Agreement.

Employment Agreement with Larry Risley

On March 24, 2011, the Company entered into an Employment Agreement with Lawrence J. Risley (the “Risley Employment Agreement”) to serve as the Company’s President and Chief Operating Officer.  The initial term of the Risley Employment Agreement began on January 31, 2011, and continues until January 31, 2013.  After such date, the Risley Employment Agreement automatically renews for successive one-month terms.  Under the Risley Employment Agreement, Mr. Risley is paid an annual base salary equal to $200,000 and is eligible to receive such bonuses as may be determined appropriate in the sole discretion of the Company’s Compensation Committee or Board of Directors from time-to-time without any obligation to do so.  The Company also agreed to grant to Mr. Risley an option to purchase an aggregate of three hundred thousand (300,000) shares of the Company’s common stock with exercise prices ranging from $4.80 to $5.28 per share.  Mr. Risley receives a monthly automobile allowance of $975 and is entitled to participate in benefit plans offered by the Company.

In the event Mr. Risley is terminated without cause by the Company (other than for death or disability) during the initial two-year term or upon a change in control event during the initial two-year term or subsequent one year (defined as a Corporate Transaction in the Risley Employment Agreement), Mr. Risley will be paid the following compensation: (a) a lump sum cash payment in an amount equal to the greater of (i) one month of Mr. Risley’s annual base salary multiplied by the number of months (and partial months) remaining on the initial term, and (ii) six (6) months of his annual base salary; plus (b) a lump sum cash payment for any accrued but unused vacation through the termination date.  No severance is to be paid if Mr. Risley is terminated by the Company for cause.

In the Risley Employment Agreement, Mr. Risley has agreed to a noncompetition and nonsolicitation agreement for the two-year period following the expiration or termination of the Risley Employment Agreement.

Employment Agreement with Mark Stark

On March 24, 2011, the Company entered into an Employment Agreement with P. Mark Stark (the “Stark Employment Agreement”) to serve as the Company’s Chief Financial Officer.  The initial term of the Stark Employment Agreement began on January 31, 2011, and continues until January 31, 2013.  After such date, the Stark Employment Agreement automatically renews for successive one-month terms.  Under the Stark Employment Agreement, Mr. Stark is paid an annual base salary equal to $180,000 and is eligible to receive such bonuses as may be determined appropriate in the sole discretion of the Company’s Compensation Committee or Board of Directors from time-to-time without any obligation to do so.  The Company also agreed to grant to Mr. Stark an option to purchase an aggregate of three hundred thousand (300,000) shares of the Company’s common stock with exercise prices ranging from $4.80 to $6.38 per share.  Mr. Stark receives a monthly automobile allowance and is entitled to participate in benefit plans offered by the Company.

In the event Mr. Stark is terminated without cause by the Company (other than for death or disability) during the initial two-year term or upon a change in control event during the initial two-year term or subsequent one year (defined as a Corporate Transaction in the Stark Employment Agreement), Mr. Stark will be paid the following compensation: (a) a lump sum cash payment in an amount equal to the greater of (i) one month of Mr. Stark’s annual base salary multiplied by the number of months (and partial months) remaining on the initial term, and (ii) six (6) months of his annual base salary; plus (b) a lump sum cash payment for any accrued but unused vacation through the termination date.  No severance is to be paid if Mr. Stark is terminated by the Company for cause.

In the Stark Employment Agreement, Mr. Stark has agreed to a noncompetition and nonsolicitation agreement for the two-year period following the expiration or termination of the Stark Employment Agreement.

Consulting Agreement with BDR, Inc.

On March 24, 2011, the Company entered into a Consulting Agreement BDR, Inc. (the “Consulting Agreement”) to provide consulting and advisory services to the Company.  The term of the Consulting Agreement began on January 31, 2011, and continues until January 31, 2013.  As compensation for the consulting services, BDR, Inc. will be paid a monthly consulting fee equal to $15,000.  The Company also agreed to issue to BDR, Inc. an option to purchase an aggregate of two hundred fifty thousand (250,000) shares of the Company’s common stock with exercise prices ranging from $4.80 to $5.28 per share.  The Company may terminate the Consulting Agreement at any time.  Upon termination by the Company, BDR, Inc. would be entitled to receive a lump-sum payment equal to the consulting fee that it would have been paid over the remaining term and all options issued to BDR, Inc. shall immediately vest.  The Consulting Agreement expressly provides that BDR, Inc. is an independent contractor and has no authority to bind the Company.

The above summaries are qualified in their entirety by reference to the full text of the Employment Agreements, Consulting Agreement and the Non-Qualified Stock Option Award Agreements, copies of which are filed as exhibits 10.1through 10.8  to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits

Exhibit Number	Description of Exhibit
10.1	Employment Agreement with Everett Willard “Will” Gray II
10.2	Nonqualified Stock Option Award Agreement with Everett Willard “Will” Gray II
10.3	Employment Agreement with Lawrence J. Risley
10.4	Nonqualified Stock Option Award Agreement with Lawrence J. Risley
10.5	Employment Agreement with P. Mark Stark
10.6	Nonqualified Stock Option Award Agreement with P. Mark Stark
10.7	Consulting Agreement with BDR, Inc.
10.8	Nonqualified Stock Option Award Agreement with BDR, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 25, 2011	CROSS BORDER RESOURCES, INC.

	By:	/s/P. Mark Stark
P. Mark Stark
Chief Financial Officer